Exhibit 99.2

1Q 2025 Earnings Presentation May 2025

FORWARD - LOOKING STATEMENTS Statements made in this presentation regarding American Public Education, Inc . or its subsidiary institutions (“APEI” or the “Company”) that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about APEI and the industry . In some cases, forward looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “project,” “should,” “will,” “would,” and similar words or their opposites . Forward - looking statements include, without limitation, statements regarding expectations for growth, registration, enrollments, demand, revenues, net income, earnings per share, EBITDA and Adjusted EBITDA, capital expenditures, free cash flow, and plans with respect to and future impacts of recent, current and future initiatives, including the planned combination of APUS, RU and HCN into one consolidated institution, campus and corporate center consolidation, and redemption of preferred stock . Forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . Such risks and uncertainties include, among others, risks related to : the Company’s failure to comply with regulatory and accrediting agency requirements, including the “ 90 / 10 Rule”, and to maintain institutional accreditation and the impacts of any actions the Company may take to prevent or correct such failure ; changes in the postsecondary education regulatory environment as a result of U . S . federal elections, including any changes by or as a result of actions of the current administration to the operations of the Department of Education or changes to or the elimination or implementation of laws, regulations, standards, policies, and practices ; potential or actual government shutdowns, as well as government budget and federal workforce uncertainty ; the impact, timing, and projected benefits of the planned combination the Company’s dependence on the effectiveness of its ability to attract students who persist in its subsidiary institutions’ programs ; declines in enrollments at the Company’s subsidiary institutions ; the Company’s inability to effectively brand or market its subsidiary institutions and its subsidiary institutions’ programs ; the Company’s inability to maintain strong relationships with the military and maintain course registrations and enrollments from military students ; the loss or disruption of the Company’s ability to receive funds under Title IV or tuition assistance programs or the reduction, elimination, or suspension of federal funds ; adverse effects of changes the Company makes to improve the student experience and enhance the ability to identify and enroll students who are likely to succeed ; the Company’s need to successfully adjust to future market demands including updating existing programs and developing new programs ; the Company’s loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid ; economic and market conditions and changes in interest rates ; difficulties involving acquisitions ; the Company’s indebtedness and preferred stock, including the refinancing or redemption thereof ; the Company’s dependence on and the need to continue to invest in its technology infrastructure, including with respect to third - party vendors ; the inability to recognize the anticipated benefits of the Company’s cost savings and revenue generating efforts ; the Company’s ability to manage and limit its exposure to bad debt ; and the risk factors described in the risk factor section and elsewhere in the Company’s most recent annual report on Form 10 - K and quarterly report on Form 10 - Q and in the Company’s other SEC filings . You should not place undue reliance on any forward - looking statements . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future . 2

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1Q25 Executive Summary

APEI is a market leader in the post-secondary education of active-duty military, veterans, new nurses, and health professionals, segments that have demonstrated stable and long-term demand.

1Q 2025 Financial Highlights

$164.6 M	$7.5 M	$0.41	$21.2 M	$187.5 M
Revenue	Net Income available to common stockholders	Diluted EPS	Adj. EBITDA[1]	Cash *(as of 3/31/25)*
+7% YoY	*($1.0 M) in 1Q24*	*($0.06) in 1Q24*	*+25% YoY*	*+22% YoY*

1Q25 Business Highlights

- 1Q25 results above guidance include:
  - Revenue of $164.6 million
  - Net Income available to common stockholders of $7.5M vs ($1.0M) in 1Q24
  - Adjusted EBITDA[1] of $21.2 million vs $17.1M in 1Q24
- Cash position increased $28.6 million from year end 2024
- APUS increased net course registrations by 3.5% vs 1Q24
- Rasmussen increased enrollment by 7% in 1Q25
  - Fourth consecutive quarter of YoY enrollment growth
  - 1Q25 EBITDA of $2.1 million vs Q124 of ($5.7M)
- Hondros College of Nursing (HCN) increased enrollment 9.6% enrollment vs 1Q24

1. Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization, less non-recurring expenses, such as severance, and non-cash expenses, such as stock compensation) and EBITDA are non-GAAP financial measures. Please refer to Appendix for GAAP to non-GAAP reconciliation.

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2Q and FY25 Financial Highlights

APEI is a market leader in the post-secondary education of active-duty military, veterans, new nurses, and health professionals, segments that have demonstrated stable and long-term demand.

2Q25 and Full Year 2025 Guidance

$650M - $660M
2025E Revenue

$23M - $30M
2025E Net income available to common stockholders

$77M - $87M
2025E Adj. EBITDA[1]

Full Year 2025 Guidance

- Raising full year 2025 Net Income guidance to $23 - $30 million
- Raising full year 2025 Adjusted EBITDA guidance to $77 - $87 million

2Q 2025 Guidance

- APUS 2Q25 expected registration growth of 4% - 7% compared to 2Q24
- RAS 2Q25 enrollment growth up 8% vs 2Q24
- HCN 2Q25 enrollment growth up 14% vs 2Q24
- Near term headwinds at GSUSA related to DOGE and federal government spending uncertainty

1. Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization, less non-recurring expenses, such as severance, and non-cash expenses, such as stock compensation) is a non-GAAP financial measure. Please refer to Appendix for GAAP to non-GAAP reconciliation.

Simplify & Strengthen in 2025 5 ▪ Combine APUS, Rasmussen and Hondros College of Nursing into one System x Strengthen military platform x Build healthcare platform by combining Rasmussen and Hondros x Expand academic choice x Accelerate innovation x Strengthen compliance and financial positions x Expected completion by year end 2025 ▪ Close and consolidate campuses and corporate centers x Rasmussen: Optimize footprint x APUS/APEI: Selling corporate buildings x Scheduled to close in Q3 2025 ▪ Early redemption of preferred equity x Preferred redemption drives higher diluted EPS x Simplified capital structure

Registrations & Enrollments 381,900 TTM Net Course Registrations 14,600 2Q25 Enrollment APUS has delivered consistently strong net course registrations since 2020, driven by continued strength in military and growing enrollments from veterans and military - affiliated families Year - over - year Rasmussen campus and online enrollments have been improving since 2Q23. RAS has delivered total enrollment growth for 4 consecutive quarters HCN delivered double digit enrollment growth 6 3,700 2Q25 Enrollment

Enrollment Summary – Military, Veterans & their Families * Trailing 12 months quarterly registration figures ▪ Consistent, steady registration growth over past 2 years ▪ Revenue growth driven by increased net course registrations & impact of select tuition & fee increases in 2024 7 346,200 347,100 349,800 350,400 352,700 357,500 364,000 367,600 370,300 371,900 372,100 378,400 381,900 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25

Enrollment Summary – Healthcare ▪ Rasmussen year - over - year enrollment trends have been improving since 2Q23 and delivered 4 consecutive quarters of enrollment growth ▪ Positive campus enrollment growth in 1Q25 and 2Q25 YoY enrollment comparison by quarter 8 13,900 13,600 13,500 13,500 14,100 14,600 13,500 14,500 13,600 14,600 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 2Q24 2Q25 YoY enrollment comparison by quarter 3,000 3,300 2,800 3,100 3,100 3,700 3,300 3,600 3,300 3,700 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 2Q24 2Q25 ▪ HCN continues to deliver consistent year - over - year enrollment growth

Financial Update

Segment Revenue • APUS has delivered consistent year - over - year growth driven by modest increases in registrations and targeted tuition and fee increases • Rasmussen continues to build on a solid foundation with higher revenue and enrollment trends • 1Q25 enrollment growth is 7% over 1Q24 • Fourth consecutive quarter of year - over - year revenue growth • 1Q25 revenue growth of 7.5% APUS increased revenue year over year and is expected to grow net course registrations in 2025. Rasmussen and Hondros College of Nursing experienced year - over - year revenue growth and positive enrollment trends. 10 $73.6 $77.0 $76.4 $77.0 $79.4 $82.4 $80.7 $83.9 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 $52.0 $53.0 $52.1 $52.6 $52.6 $57.5 $53.1 $59.3 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 $14.3 $16.4 $13.7 $15.5 $15.8 $18.9 $16.4 $17.7 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25

Profitability ▪ 1Q25 registration growth of 3.5% compared to 1Q24 ▪ 1Q25 EBITDA margin of 30% on $83.9 million in revenue TTM Adj. EBITDA 1 TTM Adj. EBITDA Margin 1 ▪ Positive year - over - year enrollment trends started in 3Q24. 1Q25 enrollment trends building on current momentum ▪ Rasmussen delivered $2.1 million of EBITDA in 1Q25 and positive EBITDA in 2H24, continuing positive momentum ▪ HCN enrollments have grown at double - digit rates for 8 of the last 10 quarters ▪ Government budget and federal workforce could impact 2H 2025. 1. Please refer to appendix for GAAP to non - GAAP reconciliation 11 $40.7 $71.8 $49.3 $66.6 $59.6 $72.3 $69.6 $76.5 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 6.8% 11.7% 8.2% 10.9% 9.9% 11.6% 11.5% 12.1% 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25

Balance Sheet & Cash Flow 3 Months Ended March 31, 2024 2025 in Millions ($1.0) $7.5 Net income available to common stockholders $17.1 $21.2 Adjusted EBITDA 1 $6.2 $3.9 ( - ) Capital expenditures $10.8 $17.3 Free cash flow 2 As of March 31, 2024 2025 in Millions $153.2 $187.5 Cash $27.9 $25.9 ( - ) Restricted cash $125.3 $161.6 Unrestricted cash $95.0 $93.7 Term loan $30.3 $67.9 Unrestricted cash, net of debt $39.7 $39.7 Preferred equity 17.8 18.4 Shares outstanding Strong Balance Sheet with $188M in Cash 1. Please refer to appendix for GAAP to non - GAAP reconciliation 2. Free cash flow is defined as Adjusted EBITDA less capex 12

Guidance 13 2Q25 ($in millions) $162 - $160 Revenue ($0.7) - ($2.5) Net Income (loss) avail to common shareholders $14.0 - $11.5 Adjusted EBITDA 1 FY 2025 $660 - $650 Revenue $30 - $23 Net Income avail to common shareholders $87 - $77 Adjusted EBITDA 1 ▪ FY2025 Revenue forecasted to be 4% - 6% higher than 2024 ▪ FY2025 Net Income guidance equals $1.23 - $1.61 per diluted share ▪ FY2025 Adjusted EBITDA 1 forecasted to be 7% - 20% higher than 2024 ▪ $18 - $22 million anticipated capex in 2025 1. Please refer to appendix for GAAP to non - GAAP reconciliation These statements are based on current expectations. These statements are forward - looking and actual results may differ materially.

INVESTMENT HIGHLIGHTS Large Addressable Market Online education expected to increase to >$100 billion in 5 years Solid ROI for Education & Stable Long - Term Demand APUS in top 11% for student return on educational investment 1 Demand for nurses estimated to be 200,000+ per year Improving Performance and Operating Leverage Solid growth, margins and cash flow performance at APUS Rasmussen delivering positive enrollment and leveraging its higher fixed cost base Simplifying Business Operations Consolidating three separate institutions into one university system Plan to redeem preferred equity Reduction or elimination of assets, campus leases and corporate buildings 1. According to the Georgetown University Center on Education and the Workforce (2022) 2. Free cash flow defined as Adjusted EBITDA less Capital Expenditures Strong Cash Flow Free cash flow 2 expected to be $55 million to $69 million in 2025 14

Appendix

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Education Unit Profile

apei

Segment Summary ($ in millions)			1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24	3Q24	4Q24	FY24	1Q25
American Public University System AMU	APUS	Revenue	$74.0	$73.6	$76.4	$79.4	$ 303.3	$80.7	$77.0	$77.0	$82.4	$ 317.0	$83.9
		EBITDA	$18.5	$20.2	$23.3	$30.5	$ 92.5	$24.3	$19.5	$22.0	$28.4	$ 94.3	$25.2
		Margin	*25%*	*28%*	*30%*	*38%*	*30%*	*30%*	*25%*	*29%*	*35%*	*30%*	*30%*
RASMUSSEN UNIVERSITY	RU	Revenue	$57.5	$52.0	$52.1	$52.6	$ 214.1	$53.1	$53.0	$52.6	$57.5	$ 216.3	$59.3
		EBITDA	($4.5)	($7.1)	($5.3)	$0.4	$ (16.5)	($2.7)	($4.7)	($4.5)	$5.5	$ (6.5)	$2.1
		Margin	*-8%*	*-14%*	*-10%*	*1%*	*-8%*	*-5%*	*-9%*	*-9%*	*10%*	*-3%*	*3%*
HONDROS COLLEGE OF NURSING	HCN	Revenue	$13.1	$14.3	$13.7	$15.8	$ 56.9	$16.4	$16.4	$15.5	$18.9	$ 67.3	$17.7
		EBITDA	($1.0)	$0.1	($0.3)	$1.1	$ (0.1)	$0.0	($0.4)	($0.3)	$1.2	$ 0.6	($0.2)
		Margin	*-8%*	*1%*	*-2%*	*7%*	*0%*	*0%*	*-2%*	*-2%*	*6%*	*1%*	*-1%*
Graduate School USA	GSUSA	Revenue	$5.1	$7.4	$8.6	$5.1	$ 26.2	$4.2	$6.4	$8.0	$5.3	$ 24.0	$3.7
		EBITDA	($1.3)	$0.8	$1.6	($1.1)	$ 0.0	($1.1)	($0.7)	$1.4	($0.6)	$ (1.0)	($2.1)
		Margin	*-25%*	*11%*	*18%*	*-22%*	*0%*	*-27%*	*-11%*	*17%*	*-11%*	*-4%*	*-57%*
		Corporate	$ (6.9)	$ (7.4)	$ (5.7)	$ (7.1)	$ (27.1)	$ (7.2)	$ (5.5)	$ (9.2)	$ (9.0)	$ (31.2)	$ (8.6)
apei AMERICAN PUBLIC EDUCATION, INC.	APEI	Consolidated Revenue	$149.7	$147.2	$150.8	$152.8	$ 600.5	$154.4	$152.9	$153.1	$164.1	$ 624.6	$164.6
		Consolidated EBITDA	$4.8	$6.7	$13.4	$23.8	$ 48.7	$13.2	$8.2	$9.4	$25.5	$ 56.2	$16.2
		(+) Adjustments	$ 2.2	$ 2.1	$ 4.7	$ 1.9	$ 10.9	$ 3.8	$ 2.7	$ 3.7	$ 6.0	$ 16.2	$ 5.0
		Consolidated Adj. EBITDA	**$ 7.0**	**$ 8.8**	**$ 18.1**	**$ 25.7**	**$ 59.6**	**$ 17.1**	**$ 10.9**	**$ 12.9**	**$ 31.4**	**$ 72.4**	**$ 21.2**
		Margin	*5%*	*6%*	*12%*	*17%*	*10%*	*11%*	*7%*	*8%*	*19%*	*12%*	*13%*

Note: See note 16 to the financial statements included in the 2024 10-K. Reflects income (loss) from operations before interest, income taxes, gain (loss) from acquisitions, + depreciation & amortization.
Please refer to appendix for GAAP to non-GAAP reconciliation.

1. APUS excludes $2.8MM of losses in 4Q23 and $1.6MM in 2024 related to Loss on Disposal of Long-lived assets and Losses on assets held for sale.
2. Rasmussen excludes a non-cash impairment of $64MM in 2Q23. Also excludes $2.4MM for Collegis transition services expense in 1Q23, $2.9MM for lease termination and campus consolidation expense in 1Q24 and $3.7MM in lease termination costs in 2024.
3. GSUSA and Corporate combined comprise the Corporate & Other segment, as discussed in footnote 16 within the 2024 10-K disclosure.

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Non-GAAP Disclosures

American Public Education is presenting adjusted EBITDA and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption "GAAP Net Income to Adjusted EBITDA") and not to rely on any single financial measure to evaluate its business.

GAAP Net Income to Adjusted EBITDA:
The following table sets forth the reconciliation of the Company's reported GAAP net income to the calculation of adjusted EBITDA for the three months ended between September 30, 2022 through March 31, 2025

(in thousands)	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Net income (loss) available to common stockholders	(3,762)	(6,583)	(7,197)	(52,719)	(4,853)	11,475	(1,019)	(1,160)	731	11,505	7,461
Preferred stock dividends	-	48	1,457	1,487	1,525	1,539	1,535	1,531	1,531	1,459	1,432
Net (loss) income	(3,762)	(6,535)	(5,740)	(51,232)	(3,328)	13,014	516	371	2,262	12,964	8,893
Income tax (benefit) expense	(860)	(1,124)	(1,414)	(15,137)	3,712	2,124	1,213	(16)	1,236	7,986	2,466
Interest expense, net	3,594	7,389	1,779	1,097	792	791	126	785	631	585	887
Equity investment loss	2	8	5	4	5,224	3	3,327	1,080	-	-	-
Depreciation and amortization	7,982	7,878	7,756	7,953	7,026	5,081	5,128	5,232	5,080	3,863	3,992
EBITDA	6,956	7,616	2,386	(57,315)	13,426	21,013	10,310	7,452	9,209	25,398	16,238
Impairment of goodwill and intangible assets	-	2,000	-	64,000	-	-	-	-	-	-	
Stock Compensation	1,997	1,306	2,224	2,068	1,733	1,715	1,918	1,823	1,761	2,166	2,263
Loss (gain) on disposals of long-lived assets	178	214	1	32	(16)	537	28	184	23	148	230
M&A - related professional fees	329	328	-	-	-	-	-	-	-	-	-
Other professional fees	-	-	-	-	-	-	-	-	813	1,404	989
Severance	-	-	-	-	2,959	-	-	505	25	-	-
Transition services costs	-	3,936	2,403	-	-	-	1,865	182	1,092	659	-
Loss on leases	-	-	-	-	-	-	2,936	779	-	-	-
Loss on assets held for sale	-	-	-	-	-	2,425	-	-	-	1,618	1,527
Adjusted EBITDA	9,460	15,400	7,014	8,785	18,102	25,690	17,057	10,925	12,923	31,393	21,247
TTM ADJ EBITDA				40,659	49,301	59,591	69,634	71,774	66,595	72,298	76,488
Revenue	149,535	152,438	149,689	147,214	150,838	152,804	154,432	152,895	153,122	164,110	164,551
TTM Revenue				598,876	600,179	600,545	605,288	610,969	613,253	624,559	634,678
TTM ADJ EBITDA Margin				6.8%	8.2%	9.9%	11.5%	11.7%	10.9%	11.6%	12.1%

Non - GAAP Disclosures American Public Education is presenting Adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of projected EBITDA to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . 18 GAAP Outlook Net Income to Outlook Adjusted EBITDA:   (in thousands, except per share data)         Net income/(loss) available to common stockholders $ (2,461) $ (711) $ 22,937 $ 29,937 Preferred dividends 1,488 1,488 2,920 2,920 Net Income/(Loss) (973) 777 25,857 32,857 Income tax expense/(benefit) (417) 333 11,082 14,082 Interest expense 4,127 4,127 7,852 7,852 Loss on minority investment - Depreciation and amortization 4,459 4,459 17,986 17,986 EBITDA 7,196 9,696 62,777 72,777 Stock compensation 2,254 2,254 7,349 7,349 Professional Services 1,688 1,688 3,953 3,953 Transition services cost 363 363 1,164 1,164 Other - 1,757 1,757 Adjusted EBITDA $ 11,500 $ 14,000 $ 77,000 $ 87,000 The following table sets forth the reconciliation of the Company’s outlook GAAP net income to the calculation of outlook adjusted EBITDA for the three months ending June 30, 2025 and twelve months ending December 31, 2025: Three Months Ending Twelve Months Ending June 30, 2025 December 31, 2025 Low High Low High

Thank You Company Steve Somers, CFA Chief Strategy & Corporate Development Officer investorrelations@apei.com Investor Relations Brian M. Prenoveau , CFA MZ Group 561 - 489 - 5315 APEI@mzgroup.us